RESEARCH AND DEVELOPMENT FUNDING ARRANGEMENTS (Schedule Of Assumptions For Monoclonal Antibody Product) (Details) - Derivative Financial Instruments, Liabilities [Member]	Aug. 20, 2014
Fair Value Inputs, Liabilities, Quantitative Information [Line Items]
Risk-free interest rate	0.09%	[1]
Expected volatility	57.76%	[2]
Expected life	10 months 2 days	[3]
Expected dividend yield	0.00%	[4]

[1]	Risk-free interest rate - based on the yields from U.S. treasury bonds with equivalent terms.
[2]	Expected volatility - was calculated based on actual historical share price movements of the Company over a term that is equivalent to the expected term of the embedded derivative.
[3]	Expected life - the expected life of the conversion feature was based on the term of the embedded derivative.
[4]	Expected dividend yield - was based on the fact that the Company has not paid dividends to ordinary shareholders in the past and does not expect to pay dividends to ordinary shareholders.